Mueller Industries, Inc.
Quarterly Statements of Operations
(Unaudited)

(In thousands, except per share data)
                               --------------------2002--------------------
                                First      Second       Third      Fourth
                               Quarter     Quarter     Quarter     Quarter
Pounds sold                     181,500     186,600     164,400     161,500

Net sales                     $ 249,053   $ 260,507   $ 227,294   $ 216,129
Cost of goods sold              191,806     201,351     176,302     175,322
                               --------    --------    --------    --------
Gross profit                     57,247      59,156      50,992      40,807

Depreciation and amortization     9,076       9,163       9,277       9,924
Selling, general, and
  administrative expense         21,981      22,374      21,280      19,371
                               --------    --------    --------    --------
Operating income                 26,190      27,619      20,435      11,512

Interest expense                   (493)       (343)       (320)       (304)
Environmental expense              (175)       (230)       (483)       (751)
Other income, net                 1,626       1,414       1,104       1,666
                               --------    --------    --------    --------
Income from continuing
  operations before
  income taxes                   27,148      28,460      20,736      12,123
Income tax (expense) benefit:
  Current                        (6,690)     (5,483)      9,102      (4,533)
  Deferred                       (2,593)     (4,261)     (4,016)      1,184
                               --------    --------    --------    --------
  Total                          (9,283)     (9,744)      5,086      (3,349)
                               --------    --------    --------    --------
Income from continuing
  operations                     17,865      18,716      25,822       8,774
Discontinued operations,
  net of income taxes:
    Income (loss) from
      operation of
      discontinued operations        71        (251)       (313)       (393)
    Gain (loss) on
      disposition of
      discontinued operations         -           -      21,123     (13,422)
                               --------    --------    --------    --------
Net income (loss)             $  17,936   $  18,465   $  46,632   $  (5,041)
                               ========    ========    ========    ========




See accompanying note to financial statement.

Mueller Industries, Inc.
Quarterly Statements of Operations, continued
(Unaudited)

(In thousands, except per share data)
                               --------------------2002--------------------
                                First      Second       Third      Fourth
                               Quarter     Quarter     Quarter     Quarter
Basic earnings (loss)
  per share:
   Weighted average shares
      outstanding                33,506      33,940      34,269      34,255
                               --------    --------    --------    --------
   From continuing operations $    0.54   $    0.55   $    0.75   $    0.25
   From discontinued
     operations                       -       (0.01)      (0.01)      (0.01)
   From gain (loss) on
     disposition of
     discontinued operations          -           -        0.62       (0.39)
                               --------    --------    --------    --------
Basic earnings (loss)
  per share                   $    0.54   $    0.54   $    1.36   $   (0.15)
                               ========    ========    ========    ========
Diluted earnings (loss)
  per share:
   Weighted average shares
      outstanding plus
      assumed conversions        37,329      37,198      36,837      36,825
                               --------    --------    --------    --------
   From continuing operations $    0.48   $    0.50   $    0.70   $    0.24
   From discontinued
     operations                       -           -           -       (0.01)
   From gain (loss) on
     disposition of
     discontinued operations          -           -        0.57       (0.37)
                               --------    --------    --------    --------
Diluted earnings (loss)
  per share                   $    0.48   $    0.50   $    1.27   $   (0.14)
                               ========    ========    ========    ========


Summary Segment Data:
Net sales:
  Standard Products Division  $ 180,098   $ 187,187   $ 161,188   $ 150,791
  Industrial Products
     Division                    69,987      74,937      67,946      66,721
  Elimination of
     intersegment sales          (1,032)     (1,617)     (1,840)     (1,383)
                               --------    --------    --------    --------
Net sales                     $ 249,053   $ 260,507   $ 227,294   $ 216,129
                               ========    ========    ========    ========

See accompanying note to financial statement.

Mueller Industries, Inc.
Quarterly Statements of Operations, continued
(Unaudited)

(In thousands, except per share data)
                               --------------------2002--------------------
                                First      Second       Third      Fourth
                               Quarter     Quarter     Quarter     Quarter
Operating income:
  Standard Products Division  $  25,158   $  25,409   $  19,206   $   9,191
  Industrial Products
     Division                     5,668       5,803       4,640       4,242
  Unallocated expenses           (4,636)     (3,593)     (3,411)     (1,921)
                               --------    --------    --------    --------
Operating income              $  26,190   $  27,619   $  20,435   $  11,512
                               ========    ========    ========    ========




See accompanying note to financial statement.

Mueller Industries, Inc.
Quarterly Statements of Operations, continued
(Unaudited)

(In thousands, except per share data)
                               --------------------2001--------------------
                                First      Second       Third      Fourth
                               Quarter     Quarter     Quarter     Quarter
Pounds sold                     160,100     173,000     162,600     154,200

Net sales                     $ 254,412   $ 266,028   $ 236,871   $ 211,795
Cost of goods sold              198,395     202,316     175,877     163,778
                               --------    --------    --------    --------
Gross profit                     56,017      63,712      60,994      48,017

Depreciation and amortization     9,662       9,735      10,133       9,931
Selling, general, and
  administrative expense         21,675      21,931      20,144      20,000
                               --------    --------    --------    --------
Operating income                 24,680      32,046      30,717      18,086

Interest expense                 (1,385)       (650)       (637)       (639)
Environmental expense              (761)       (856)     (1,349)       (634)
Other income, net                 1,740       1,339       1,700       1,008
                               --------    --------    --------    --------
Income from continuing
  operations before
  income taxes                   24,274      31,879      30,431      17,821
Income tax (expense) benefit:
  Current                        (7,474)     (9,414)     (6,569)        212
  Deferred                       (1,697)     (2,566)     (4,594)     (6,880)
                               --------    --------    --------    --------
  Total                          (9,171)    (11,980)    (11,163)     (6,668)
                               --------    --------    --------    --------
Income from continuing
  operations                     15,103      19,899      19,268      11,153
Discontinued operations,
  net of income taxes:
    Income (loss) from
      operation of
      discontinued operations       366         876        (267)        557
                               --------    --------    --------    --------
Net income                    $  15,469   $  20,775   $  19,001   $  11,710
                               ========    ========    ========    ========



See accompanying note to financial statement.

Mueller Industries, Inc.
Quarterly Statements of Operations, continued
(Unaudited)

(In thousands, except per share data)
                               --------------------2001--------------------
                                First      Second       Third      Fourth
                               Quarter     Quarter     Quarter     Quarter
Basic earnings (loss)
  per share:
   Weighted average shares
      outstanding                33,368      33,399      33,424      33,446
                               --------    --------    --------    --------
   From continuing operations $    0.45   $    0.59   $    0.58   $    0.33
   From discontinued
     operations                    0.01        0.03       (0.01)       0.02
                               --------    --------    --------    --------
Basic earnings per share      $    0.46   $    0.62   $    0.57   $    0.35
                               ========    ========    ========    ========
Diluted earnings (loss)
  per share:
   Weighted average shares
      outstanding plus
      assumed conversions        37,134      37,281      37,298      37,269
                               --------    --------    --------    --------
   From continuing operations $    0.41   $    0.53   $    0.52   $    0.30
   From discontinued
     operations                    0.01        0.03       (0.01)       0.01
                               --------    --------    --------    --------
Diluted earnings per share    $    0.42   $    0.56   $    0.51   $    0.31
                               ========    ========    ========    ========


Summary Segment Data:
Net sales:
  Standard Products Division  $ 186,413   $ 201,248   $ 177,648   $ 156,211
  Industrial Products
     Division                    68,966      65,495      60,745      56,541
  Elimination of
     intersegment sales            (967)       (715)     (1,522)       (957)
                               --------    --------    --------    --------
Net sales                     $ 254,412   $ 266,028   $ 236,871   $ 211,795
                               ========    ========    ========    ========
Operating income:
  Standard Products Division  $  23,861   $  32,981   $  30,763   $  16,998
  Industrial Products
     Division                     5,129       4,170       3,225       4,945
  Unallocated expenses           (4,310)     (5,105)     (3,271)     (3,857)
                               --------    --------    --------    --------
Operating income              $  24,680   $  32,046   $  30,717   $  18,086
                               ========    ========    ========    ========


See accompanying note to financial statement.

Note to financial statement:

     During 2002, Mueller Industries, Inc. (the Company) sold its wholly owned subsidiary, Utah Railway Company, and initiated steps to discontinue operations at its French manufacturing business, Mueller Europe S.A. The operations and cash flows of these two businesses have been eliminated from the ongoing operations of the Company, and are reported as discontinued operations.